UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

GLOBAL CASH ACCESS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 East Post Road, Suite 120 Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 19, 2007, Global Cash Access, Inc. (“GCA”), a Delaware corporation and wholly-owned subsidiary of Global Cash Access Holdings, Inc. (the “Company”), entered into an Amendment to Treasury Services Terms and Conditions Booklet (the “Amendment”) with Bank of America, N.A.(“Bank”), which amended the Treasury Services Terms and Conditions Booklet, originally dated as of May 28, 2002 and as subsequently amended. The Amendment provides the terms and conditions pursuant to which Bank will allow GCA to use up to $360,000,000 of cash owned by Bank to operate automated teller machines owned and operated by GCA, and Bank will provide certain ancillary services in support of GCA’s operation of such automated teller machines. The Amendment provides for such cash usage through December 19, 2010, subject to automatic renewal periods of one year thereafter in certain circumstances. Among other fees payable by GCA to Bank for the use of Bank’s cash and for Bank’s provision of ancillary services in support of GCA’s operation of automated teller machines, GCA will pay Bank cash usage fees that are based upon LIBOR.

The foregoing description is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The shares of common stock of the Company are listed on the New York Stock Exchange (the “NYSE”). Section 501.00 of the Listed Company Manual of the NYSE requires that on and after January 1, 2008, all securities listed on the NYSE must be eligible for a direct registration system operated by a securities depository, such as the one offered by The Depository Trust Corporation. A direct registration system permits an investor’s ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. This rule does not require issuers to actually participate in a direct registration system or to eliminate physical stock certificates; it merely requires that the listed securities become eligible for such a system. Therefore, on December 19, 2007, the Board of Directors of the Company approved amendments to Article VII, Section 34, Section 35 and Section 36(a) of the Company’s Bylaws to permit the issuance and transfer of uncertificated shares of the Company’s stock.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, which are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

3.1	Amended and Restated Bylaws

10.1	Amendment to Treasury Services Terms and Conditions Booklet, dated as of December 19, 2007, by and between Global Cash Access, Inc. and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: December 19, 2007	By:	/s/ Scott Betts

Scott Betts
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

3.1	Amended and Restated Bylaws

10.1	Amendment to Treasury Services Terms and Conditions Booklet, dated as of December 19, 2007, by and between Global Cash Access, Inc. and Bank of America, N.A.